UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: May 29, 2010

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4c	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Eric J. Sattler	6/30/10
Signature of Authorized Individual*	Date

Eric J. Sattler	VP of Finance, Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
	Debtors	Period: May 29, 2010

MONTHLY OPERATING REPORT

Summary of Cases
	Debtor	Case Number

	The Penn Traffic Company, Debtor	09-14078 (PJW)
(1)	Sunrise Properties, Debtor	09-14079 (PJW)
(1)	Pennway Express, Inc., Debtor	09-14080 (PJW)
(1)	Penny Curtis Baking Company, Inc., Debtor	09-14082 (PJW)
(1)	Big M Supermarkets, Inc., Debtor	09-14083 (PJW)
	Commander Foods, Inc., Debtor	09-14084 (PJW)
(1)	P & C Food Markets, Inc. of Vermont, Debtor	09-14085 (PJW)
(1)	P.T. Development, LLC, Debtor	09-14086 (PJW)
(1)	P.T. Fayetteville/Utica, LLC, Debtor	09-14087 (PJW)

(1)	No financial data was maintained for these entities because such entities were not engaged in active operations during the relevant time period of this report.

MOR-1	Case No. 09-14978 (PJW)
Reporting Period: May 29, 2010

In re: The Penn Traffic Company, et al
Debtors

5/2 - 5/29 Total Cash Flow
($ in thousands)					5/2 - 5/29	Cumulative
	5-8-10	5-15-10	5-22-10	5-29-10	Total	to Date

Cash Receipts:

Store Cash	$-	$-	$-	$-	$-	$351
Sales Receipts	-	-	-	-	-	94,177
A/R Vendors	41	120	132	218	511	20,103
Sale Proceeds	-	-	-	-	-	86,501
Topco Dividend	-	-	-	-	-	-
Vendor Deposits	-	-	-	-	-	(1,585)
Utility Deposits	175	-	-	-	175	(2,026)
Other Receivables	37	5	-	-	42	101
Miscellaneous	-	-	-	-	-	20,299
Return of GE/Kimco Escrow Funds	-	-	-	-	-	300
Disputed Amounts/Litigation	-	-	-	-	-	-
LC Collateral and Fees	-	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-
Pharmacy	24	23	(21)	91	118	41,788
Funds Transferred Cure Cost Escrow	-	285	-	-	285	(1,223)
Funds Transferred Closing Issues Escrow	-	-	-	-	-	(12,500)
Funds Transferred Prof Carve Out Escrow	-	-	-	-	-	(2,279)
Total Receipts	278	433	111	310	1,131	244,007

Cash Disbursements:

Employee Expenses:
Store Payroll, Taxes & Benefits	-	-	-	-	-	27,664
Corporate Payroll	23	98	39	45	206	4,058
Corporate Taxes and Benefits	8	22	14	-	43	2,027
Retention	-	-	-	-	-	-
Total Payroll, Taxes & Benefits	31	120	53	45	249	33,749

Operating Expenses:
Rent/Mortgage	-	-	-	10	10	3,443
Utilities	-	-	-	-	-	3,656
Supplies	1	-	-	-	1	265
Accounts Payable	82	75	46	25	229	97,197
401K	-	-	-	-	-	-
Insurance Premiums	-	-	-	5	5	388
Medical Tail	18	11	37	2	67	308
Workmans Comp Claims	-	-	-	-	-	2,432
Information Technology	-	-	-	-	-	-
Taxes	-	-	44	-	44	44
Sales Tax	-	-	-	-	-	2,681
Travel	-	-	-	-	-	-
Other	-	-	-	6	6	76,317
Miscellaneous	16	-	-	-	16	7,480
Contingency	-	-	-	-	-	-
Total Operating Expenses	116	86	127	47	376	194,211

Union:
Medical	-	-	-	-	-	5,449
Pension	-	-	-	-	-	1,161
Union Claims	-	-	-	-	-	48
Total Union Expenses	-	-	-	-	-	6,658

Bankruptcy Expenses:
Professional Fees	1,130	53	939	-	2,122	5,962
UST Fees	-	-	-	-	-	88
Claims Agent	-	-	320	-	320	983
Cure Costs	173	-	123	1	297	2,845
Administrative Claims/Other	-	-	-	-	-	-
Total Bankruptcy Expenses	1,303	53	1,382	1	2,740	9,878

Total Disbursements	1,450	259	1,562	93	3,365	244,496

Net Cash Flows	(1,172)	174	(1,451)	217	(2,233)	(489)

In re The Penn Traffic Company, et al		Case No. 09-14078 (PJW)
Debtor	MOR 1B	Reporting Period: May 29, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid			Year-To-Date		Retainer Information
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Adjustment	Fees	Expenses	Notes

Donlin Recano		40,000.00	Penn Traffic			40,000.00			40,000.00	-	Partially Paid with Retainer
Donlin Recano	11/1/09 -11/30/09	122,573.75	Penn Traffic	28195676	1/21/2010	91,343.67	31,230.08		131,343.67	31,230.08
Donlin Recano	12/22/2009	4,500.00	Penn Traffic	28274814	12/24/09	-	4,500.00		131,343.67	35,730.08
Donlin Recano	12/1/09 -12/31/09	123,854.43	Penn Traffic	28602926	1/21/2010	105,964.83	17,889.60		237,308.50	53,619.68
Donlin Recano	1/6/10 - 1/8/2010	20,500.00	Penn Traffic	28481927	1/12/10	-	20,500.00		237,308.50	74,119.68
Donlin Recano	1/24/2010	4,150.00	Penn Traffic	0000467A	1/25/2010	-	4,150.00		237,308.50	78,269.68
Donlin Recano	1/1/10 - 1/31/10	276,170.57	Penn Traffic	265117	2/24/2010	243,243.15	32,927.42		480,551.65	111,197.10
Donlin Recano	2/17/2010	3,900.00	Penn Traffic	28943367	1/17/2010	-	3,900.00		480,551.65	115,097.10
Donlin Recano	3/9/10 - 3/10/10	14,625.00	Penn Traffic	29190692	3/8/2010	14,625.00	-		495,176.65	115,097.10
Donlin Recano	3/15/2010	97,135.82	Penn Traffic	29349310	3/19/2010	97,135.82	-		592,312.47	115,097.10

Conway, Del Genio, Greis	11/18/09 - 11/30/09	66,590.09	Penn Traffic			60,000.00	6,590.09		60,000.00	6,590.09	Paid with Retainer
Conway, Del Genio, Greis	12/1/09 - 12/31/09	162,686.75	Penn Traffic	28865298	2/10/2010	150,000.00	12,686.75		210,000.00	19,276.84	Partially Paid with Retainer
Conway, Del Genio, Greis	1/1/10 - 1/31/10	155,760.20	Penn Traffic	262967	1/7/2010	150,000.00	5,760.20		360,000.00	25,037.04
Conway, Del Genio, Greis	2/1/10 - 2/28/10	163,245.66	Penn Traffic	28865298	2/2/2010	150,000.00	13,245.66		510,000.00	38,282.70
Conway, Del Genio, Greis	3/1/10 - 3/31/10	164,893.51	Penn Traffic	29274664	3/8/2010	150,000.00	14,893.51		660,000.00	53,176.21
Conway, Del Genio, Greis	4/1/10 - 4/30/10	165,450.35	Penn Traffic	29709119	4/16/2010	150,000.00	15,450.35		810,000.00	68,626.56
Conway, Del Genio, Greis	5/1/10 - 5/31/10	162,556.36	Penn Traffic	30133205	5/20/2010	150,000.00	12,556.36		960,000.00	81,182.92

Fulbright & Jaworski	11/18/09 - 11/30/09	62,378.72	Penn Traffic	27761495	11/17/2009	49,203.20	874.72		49,203.20	874.72	Partially Paid with Retainer
Fulbright & Jaworski	12/1/09 -12/31/09	97,457.23	Penn Traffic	28944754	2/17/2010	76,684.60	1,601.48		125,887.80	2,476.20
Fulbright & Jaworski	1/1/10 - 1/31/10	77,812.61	Penn Traffic	29363535	3/22/2010	59,992.20	2,822.36		185,880.00	5,298.56
Fulbright & Jaworski	2/1/10 - 2/28/10	38,335.78	Penn Traffic	29616130	4/9/2010	28,893.20	2,219.28		214,773.20	7,517.84
Fulbright & Jaworski	11/18/09 - 2/28/10	NA	Penn Traffic	30154540	5/21/2010	53,693.30	-	(3,000.00)
Fulbright & Jaworski	3/1/10 - 3/31/10	57,770.15	Penn Traffic	30015725	5/11/2010	45,734.60	601.90		260,507.80	8,119.74

Otterbourg, Steindler, Houston	12/2/09 - 12/31/09	348,408.72	Penn Traffic	29055915	2/25/2010	276,294.00	3,041.22		276,294.00	3,041.22
Otterbourg, Steindler, Houston	1/1/10 - 1/31/10	306,265.83	Penn Traffic	29363581	3/22/2010	237,465.60	9,433.83		513,759.60	12,475.05
Otterbourg, Steindler, Houston	2/1/10 - 2/28/10	88,178.00	Penn Traffic	29779154	4/22/2010	68,374.00	2,710.50		582,133.60	15,185.55
Otterbourg, Steindler, Houston	12/2/09 - 2/28/09	NA	Penn Traffic	30154627	5/21/2010	145,533.40	-	(5,992.00)	727,667.00	15,185.55	Fee Examiner and Unbilled
Otterbourg, Steindler, Houston	3/1/10 - 3/31/10	85,369.41	Penn Traffic	31033296	5/20/2010	67,205.60	1,362.41		794,872.60	16,547.96

Haynes and Boone	11/18/09 - 11/30/10	286,068.80	Penn Traffic			224,657.20	5,247.30		224,657.20	5,247.30	Paid with Retainer
Haynes and Boone	12/1/09 - 12/31/10	623,695.12	Penn Traffic	29517366	4/1/2010	492,994.40	7,452.12		717,651.60	12,699.42	Partially Paid with Retainer
Haynes and Boone	1/1/10 - 1/31/10	858,782.53	Penn Traffic	29965870	5/6/2010	677,477.60	11,935.53		1,395,129.20	24,634.95
Haynes and Boone	2/1/10 - 2/28/10	428,310.48	Penn Traffic	29982484	5/7/2010	331,599.40	13,811.23		1,726,728.60	38,446.18
Haynes and Boone	11/18/09 - 2/28/10	NA	Penn Traffic	30154572	5/21/2010	431,682.15	-	(31,691.25)

Morris, Nichols, Arsht & Tunnell	11/18/09 - 11/30/09	58,869.13	Penn Traffic			37,213.60	12,352.13		37,213.60	12,352.13	Paid with Retainer
Morris, Nichols, Arsht & Tunnell	12/1/09 - 12/31/10	119,798.11	Penn Traffic	29396065	3/24/2010	92,043.60	4,743.61		129,257.20	17,095.74	Partially Paid with Retainer
Morris, Nichols, Arsht & Tunnell	1/1/10 - 1/31/10	119,628.87	Penn Traffic	29689519	4/16/2010	89,082.40	8,275.87		218,339.60	25,371.61
Morris, Nichols, Arsht & Tunnell	2/1/10 - 2/28/10	64,693.86	Penn Traffic	29779098	4/22/2010	50,589.60	1,456.86		268,929.20	26,828.47
Morris, Nichols, Arsht & Tunnell	11/18/09 - 2/28/10	NA	Penn Traffic	30154600	5/21/2010	67,232.30	-	(2,250.00)	336,161.50	26,828.47

Stevens & Lee	12/2/09 - 12/31/09	99,314.75	Penn Traffic	29396150	3/24/2010	78,304.40	1,434.25		78,304.40	1,434.25
Stevens & Lee	1/1/10 - 1/31/10	76,199.69	Penn Traffic	29396150	3/24/2010	59,384.00	1,969.69		137,688.40	3,403.94
Stevens & Lee	2/1/10 - 2/28/10	29,112.30	Penn Traffic	29779179	4/22/2010	22,411.20	1,098.30		160,099.60	4,502.24
Stevens & Lee	12/2/09 - 2/28/10	NA	Penn Traffic	30154653	5/21/2010	40,024.90	-	(2,500.00)	200,124.50	4,502.24
Stevens & Lee	3/1/10 - 3/31/10	18,628.45	Penn Traffic	30133608	5/20/2010	13,923.20	1,224.45		214,047.70	5,726.69

FTI Consulting	12/2/09 - 12/31/09	183,921.14	Penn Traffic	29517307	4/1/2010	146,471.20	832.14		146,471.20	832.14

Total		5,877,592.17				5,516,477.32	292,781.20

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: May 29, 2010

MOR 2
Consolidated Statement of Operations
(In thousands)
Unaudited

	Penn	Commander	Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Express	Curtiss	Properties	Eliminations	Penn Traffic

Revenues	$13	$-	$-		$-		$13

Cost and Operating Expenses
Cost of sales	11	-					11
Selling and administrative expenses	549	121				-	669
Asset impairment charge	-	-	-	-	-	-	-
Goodwill impairment charge	-	-	-	-	-	-	-

Operating Income	(547)	(121)	-	-	-	-	(668)

Interest expense	602	-	-	-	-	-	602
Reorganization expense	1,204	-	-	-	-	-	1,204

(Loss) Income from continuing operations before taxes	(2,353)	(121)	-	-	-	-	(2,474)
Provision for income taxes	-	-	-	-	-	-	-

(Loss) Income before loss from discontinued operations, net of tax	(2,353)	(121)	-	-	-	-	(2,474)

(Loss) income from discontinued operations, net of tax	(0)	-	-	-		-	(0)

(Loss) Income before extraordinary item	(2,353)	(121)	-	-	-	-	(2,474)

Extraordinary item	-	-	-	-	-	-	-

Net (Loss) Income	$(2,353)	$(121)	$-	$-	$-	$-	$(2,474)

(1) The following legal entities: Big M Supermarkets, Inc., PT Fayetteville/Utica, LLC, P&C Food Markets, Inc of Vermont, and PT-Development, LLC, are not reported on the above schedule due to the fact that there was no or nominal activity for the reporting period of May 2, 2010 through May 29, 2010 for these entities.
(2) SGA Expenses include some gains on sale of assets

In re: The Penn Traffic Company, et al	Csae No. 09-14078 (PJW)
Debtors	Reporting Period: May 29, 2010

MOR 3
Consolidated Balance Sheet
As of May 1, 2010
Unaudited
(In Thousands)

	Penn	Commander		Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Big M	Express	Curtiss	Properties	Eliminations	Penn Traffic
ASSETS

Current Assets:
Cash and short-term investments	28,085	-	-	-	-	-	-	28,085
Accounts and notes receivables	16,195	-	-	176	-	-	-	16,371
Inventories	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	836	-	-	-	-	-	-	836
Assets Held for Sale	-	-	-	-	-	-	-	-
	45,116	-	-	176	-	-	-	45,292

Noncurrent Assets:
Capital leases	-	-	-	-	-	-	-	-
Property, plant and equipment	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Intangible assets	-	-	-	-	-	-	-	-
Other assets (1)	46,433	-	-	-	-	-	-	46,433
	91,549	-	-	176	-	-	-	91,725

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-
Current maturities under long-term debt	-	-	-	-	-	-	-	-
Trade account and drafts payables	138	-	-	-	-	-	-	138
Other current liabilities	7,795	-	-	-	-	-	-	7,795
Accrued interest expense	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
	7,933	-	-	-	-	-	-	7,933

Intercompany payables	(1,825)	-	-	-	-	-	-	(1,825)

Noncurrent Liabilities:
Obligations under capital leases	-	-	-	-	-	-	-	-
Long-term debt	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
Other noncurrent liabilities	11,774	-	-	-	-	-	-	11,774

Total Liabilities Subject to Compromise (1)	78,051	-	-	-	2,609	-	-	80,660

Stockholders' Equity:
Preferred stock	(20)	-	-	-	20	-	-	-
Common Stock	36	-	20	1	30	1	-	88
Capital in excess of par	128,246	-	-	-	-	-	-	128,246
Stock warrants	-	-	-	-	-	-	-	-
Retained Earnings	(132,377)	-	(20)	175	(2,659)	(1)	-	(134,882)
Accumulated other comprehensive loss	(270)	-	-	-	-	-	-	(270)
Treasury stock, 53,000 shares at cost	-	-	-	-	-	-	-	-
Total Stockholders Equity	(4,385)	-	-	176	(2,609)	-	-	(6,818)

	91,548	-	-	176	-	-	-	91,724

(1) Balance does not include any contingent claims such as multi-employer pension plans that is expected to increase the liabilities above the value of any assets of the company.

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: May 29, 2010

MOR 4
Status of Post Petition Taxes

		05/02/10					05/29/10
		Beginning	Amount Withheld	Amount	Date	Check No.	Ending
		Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability

	Federal
242300	Withholding	(37,994)	(179,188)	187,617	05/05/10	274052500000812	(29,565)
					05/12/10	274053200728909
					05/17/10	274053700874395
					05/17/10	274053700921352
					05/25/10	274054600755943

242001	FICA -Employee	(20,617)	(80,474)	92,531	05/05/10	274052500000812	(8,560)
					05/12/10	274053200728909
					05/17/10	274053700874395
					05/17/10	274053700921352
					05/25/10	274054600755943

242000	FICA -Employer	(38,546)	(64,090)	93,866	05/05/10	274052500000812	(8,770)
					05/12/10	274053200728909
					05/17/10	274053700874395
					05/17/10	274053700921352
					05/25/10	274054600755943

	Totals	(97,157)	(323,752)	374,014			(46,895)

242100	Unemployment	(5,252)	(157)				(5,409)

	Income
	Other
	Total Federal Taxes	(102,409)	(323,909)	374,014			(52,304)

	State
242452	Withholding- PA	(8,028)	(1,985)	7,780	05/05/10	1300028052518	(411)
				1,822	05/19/10	1300028205277

242456	Withholding- VT	(48)	-584	48	05/05/10	10124001728	664
				708	05/12/10	266039
				540	05/14/10	266058

242450	Withholding- NY	(7,345)	(83,427)	7,983	5/5/2010	NY10WT001995184	(2,382)
				1,237	05/06/10	266003
				8,866	05/12/10	NY10WT002006665
				59,661	05/18/10	NY10WT002018627
				4,149	05/19/10	266067
				2,216	05/24/10	266106
				2,110	05/25/10	NY10WT002029178
				2,168	05/28/10	266126
	Total State Withholding	(15,421)	(85,996)	99,288			(2,129)

	Local Taxes
242552	Local -EIT	(4,172)	(523)				(4,695)
242900	Local -LST	(632)	(58)				(690)
	Total Local Taxes	(4,804)	(581)	0			(5,385)

	Sales
242650 + 242750	Sales - NY	(76)					(76)
242652 + 242752	Sales - PA	-					-
242651	Sales - OH	(118)		118	05/28/10	266128	-
242656 + 242756	Sales - VT	-		-			-

	Total Sales Tax	(194)	-	118			(76)

	Excise
242250	Unemployment - NY	(12,428)	(371)	5,709	05/03/10	04920063429	(7,090)

242252	Unemployment - PA	(21,938)	(57)				(21,995)

242256	Unemployment - VT	(6,370)	(37)	5,255	05/03/10	24927-1004225468025	(1,152)
242257	Unemployment - NH	910	(59)				851
243100	Real property	-					-
243500	Tobacco	-					-

	Total Excise	(39,826)	(524)	10,964			(29,386)

	Other
242856	Meals and Room - VT	-		-			-
242857	Meals and Room - NH	-		-			-
243200	Mercantile Tax	-					-

	Total Other	-	-	-			-

	Total Taxes	(162,654)	(411,010)	484,384			(89,280)

In re: The Penn Traffic Company et al	Case No. 09-14978 (PJW)
Debtors	Reporting Period: May 29, 2010

MOR 4b

SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	138,069					138,069
Wages Payable	37,066					37,066
Taxes Payable	89,278					89,278
Rent/Leases-Building					152,722	152,722
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees	3,476,839					3,476,839
Amounts Due to Insiders						0
Other Accrued Liabilities	399,661					399,661
Other:_________________________						0
Total Postpetition Debts	4,140,913	0	0	0	152,722	4,293,635

In re	The Penn Traffic Company	Case N09 -14078 (PJW)
	Debtor	Reporting Per May 29, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5a

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$17,526,739
+ Amounts billed during the period (Aged)	$1,586,838
- Amounts collected during the period (Aged)	$1,989,264
- Amounts collected during the period (Not Aged)	$928,920
+ Amounts billed during the period (Not Aged)	$-
Total Accounts Receivable at the end of the reporting period	$16,195,394

Accounts Receivable Aging	Amount
0 - 30 days old	$229,026
31 - 90 days old	$1,249,236
91 - 180 days old	$2,518,161
181 - 365 days old	$1,295,354
365 + days old	$159,038
Subtotal Aged Accounts Receivable	$5,450,815
Accounts Receivable Not Aged	$12,096,817
Total Accounts Receivable	$17,547,633
-Amount considered uncollectible (Bad Debt)	$1,352,239
Accounts Receivable (Net)	$16,195,393

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

In re	Pennway Express, Inc.	Case N09 -14080 (PJW)
	Debtor	Reporting Per May 29, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5b

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$176,615
+ Amounts billed during the period	$(674)
- Amounts collected during the period	$377
Total Accounts Receivable at the end of the reporting period	$175,564

Accounts Receivable Aging	Amount
0 - 30 days old	$-
31 - 90 days old	$-
91 - 180 days old	$93,034
181 - 365 days old	$26,691
365 + days old	$55,839
Subtotal Aged Accounts Receivable	$175,564
Accounts Receivable Not Aged	$-
Total Accounts Receivable	$175,564
-Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$175,564

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	The Penn Traffic Company et al	Case No.	09-14078 (PJW)
	Debtors	Reporting Period:	May 29, 2010

Status of Bank Reconciliations and Unpaid Postpetition Taxes

I, Eric J. Sattler, certify that:

I am the Vice President of Finance and Interim Chief Financial Officer of The Penn Traffic Company and Vice President of each of its affiliated Debtors.

All of the Company's bank reconciliations have been balanced for the period ending May 29, 2010.  A list of those bank accounts with period ending balances is attached.

All post-petition witholding taxes, property taxes, real estate taxes, sales and use taxes and sales taxes that are due and payable were paid. A list of those taxes paid is attached.

/s/ Eric J. Sattler	6/30/10
Eric J. Sattler	Date
VP of Finance and Interim CFO

	The Penn Traffic Company
	Bank Account Balances
			Actual
	Bank Name	A/C#	5-1-10
1	First Commonwealth Bank	4983	(377	)*
2	Bank of America Business Capital	2194	2,302,568
3	Bank of America Business Capital	3549	-	*
4	Bank of America Business Capital	2204	5,988
5	Bank of America Business Capital	5976	22,514,479
6	Banc of America Securities LLC	4712	-	*
7	Bank of America Business Capital	6956	(7,350)
8	HSBC Bank USA, National Association	3033	-	*
9	Bank of America Business Capital	2069	-
10	Bank of America Business Capital	3549	2,753	*
11	HSBC Bank USA, National Association	9521	(1,431,843)
12	Bank of America Business Capital	2069	(264,946)
13	HSBC Bank USA, National Association	7256	76,308
14	HSBC Bank USA, National Association	4225	22,319
15	HSBC Bank USA, National Association	4439	7,065
16	Bank of America Business Capital	2084	403
17	Fifth Third Bank	4602	(421	)*
18	Fifth Third Bank	4651	-	*
19	Lake Region Bank	5136	4,544
20	Lake Region Bank	5224	-	*
21	Lake Region Bank	5312	-	*
22	Lake Region Bank	5558	-	*
23	HSBC Bank USA, National Association	0463	75,871
24	HSBC Bank USA, National Association	0974	-	*
25	HSBC Bank USA, National Association	7312	5,388
26	First Citizens Bank	1002	196,749
27	NBT Bank	2424	-	*
28	Peoples State Bank	3200	196,754
29	Ameriserv Financial Bank	5230	36,582
30	RBS Citizens, National Association	5043	-	*
31	First Commonwealth Bank	2264	-	*
32	Hamlin Bank	0306	-	*
33	HSBC Bank USA, National Association	6050	-	*
34	M&T Bank	6855	-	*
35	Merchants Bank	1875	-	*
36	National City Bank/PNC Bank	8153	-	*
37	Northwest Savings Bank	3249	-	*
38	Northwest Savings Bank	3245	-	*
39	PNC Bank	8142	-	*
40	S&T Bank	6912	-	*
41	Bank of America Business Capital	8023	-	*
42	Bank of America Business Capital	2852	-	*
43	Bank of America Business Capital	2865	-	*
44	Bank of America Business Capital	2878	-	*
45	Bank of America Business Capital	7938	-	*
46	Bank of America Business Capital	1347	4,341,964	*
	Total		$28,084,798

* Bank Account has been closed

The Penn Traffic Co.
Taxes Paid Through 05/29/2010

	Tax	Amount	Date
Legal Entity	Paid	Paid	Paid
Taxes Paid through November 28		1,681,547.75
Taxes Paid through December 28		3,022,437.39
Taxes Paid through January 30		5,047,570.34
Taxes Paid through February 27		3,017,188.94
Taxes Paid through March 27		1,462,243.69
Penn Traffic Co.	Fed-SS-MED	156,922.05	03/29/10

PT Fayetteville/Utica, LLC	NYS-45	5,708.57	05/03/10	04920063429
Penn Traffic Co.	VT SUI	5,254.65	05/03/10	24927-1004225468025
Penn Traffic Co.	Fed-SS-MED	59,427.61	05/05/10	274052500000812
Penn Traffic Co.	NY Withholding	7,983.20	05/05/10	NY10WT001995184
Penn Traffic Co.	PA W/H	7,780.27	05/05/10	1300028052518
Penn Traffic Co.	VT Withholding	47.71	05/05/10	10124001728
Commander Foods Inc	NY Withholding	1,237.10	05/06/10	00266003
Penn Traffic Co.	Fed-SS-MED	60,425.12	05/12/10	274053200728909
Penn Traffic Co.	NY Withholding	8,866.29	05/12/10	NY10WT002006665
Penn Traffic Co.	VT Withholding	707.87	05/12/10	00266039
Penn Traffic Co.	VT Withholding	540.26	05/14/10	00266058
Commander Foods Inc	Fed-SS-MED	34,631.24	05/15/10	274053700874395
Penn Traffic Co.	Fed-SS-MED	211,979.98	05/17/10	274053700921352
Penn Traffic Co.	NY Withholding	59,660.57	05/18/10	NY10WT002018627
Commander Foods Inc	NY Withholding	4,149.10	05/19/10	00266067
Penn Traffic Co.	PA W/H	1,821.97	05/19/10	1300028205277
Commander Foods Inc	NY Withholding	2,215.95	05/24/10	00266106
Penn Traffic Co.	Fed-SS-MED	7,550.49	05/25/10	274054600759543
Penn Traffic Co.	NY Withholding	2,109.82	05/25/10	NY10WT002029178
Commander Foods Inc	NY Withholding	2,168.16	05/28/10	00266126
Penn Traffic Co.	OH Sellers Use Tax	118.34	05/28/10	00266128

Taxes Paid through May 29		484,384.27

Total Taxes Paid		16,480,079.80